UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2015

SeaSpine Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2302 La Mirada Drive, Vista, California	92081
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 727-8399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2015, Integra LifeSciences Holdings Corporation (“Integra”) completed the separation of SeaSpine Holdings Corporation (the “Company” or “SeaSpine”), which operated Integra’s business of developing, marketing and selling spinal fusion hardware and orthobiologics, from Integra (the “Separation”). The Separation was completed via a tax-free dividend involving the distribution on July 1, 2015 (the “Distribution Date”) of all of the outstanding shares of SeaSpine common stock to holders of record of Integra’s common stock as of 5:00 p.m., Eastern Time, on June 19, 2015 (the “Record Date”). On the Distribution Date, Integra distributed to Integra stockholders as of the Record Date one share of SeaSpine common stock for every three shares of Integra common stock held by such holders (the “Distribution”).

In connection with the Separation, the Company entered into a Separation and Distribution Agreement with Integra, dated as of June 30, 2015 (the “Separation Agreement”). In addition to the Separation Agreement, the Company and Integra entered into certain ancillary agreements, including a Transition Services Agreement, an Employee Matters Agreement and a Tax Matters Agreement, each dated as of July 1, 2015.

In addition, a subsidiary of Integra and a subsidiary of the Company entered into a Microfibrillar Collagen Supply Agreement, Collagen Ceramic Supply Agreement and a Demineralized Bone Matrix and Collagen Ceramic Products Supply Agreement (collectively, the “Supply Agreements”), that sets forth the Company’s agreements with Integra concerning the supply of the materials described in such agreements.

A summary of each of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Party Transactions — Agreements between Integra and SeaSpine Relating to the Separation,” of the Information Statement filed as Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on June 9, 2015 (as amended, the “Information Statement”), and is incorporated herein by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 hereto, and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The description of the Separation and Distribution included in Item 1.01 is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Composition of the Board of Directors

On July 1, 2015, in connection with the Separation, Peter J. Arduini and Glenn G. Coleman resigned from the Company’s Board of Directors and Kirtley C. Stephenson, Keith C. Valentine, Cheryl R. Blanchard, Ph.D., Keith Bradley, John B. Henneman, Michael Fekete and James M. Sullivan joined the Company’s Board of Directors. Stuart M. Essig, Ph.D. is also a director of the Company.

Effective as of July 1, 2015, the membership of each of the committees of the Company’s Board of Directors is listed in the table below.

Name	Audit	Compensation	Nominating and Corporate Governance
Kirtley C. Stephenson	—	—	—
Keith C. Valentine	—	—	—
John B. Henneman	—	—	—
Stuart M. Essig, Ph.D.	—	—	Chair
Cheryl R. Blanchard, Ph.D.	X	Chair	—
Keith Bradley	—	X	—
Michael Fekete	Chair	—	X
James M. Sullivan	X	—	X

There are no arrangements or understandings between each of Drs. Essig or Blanchard or Messrs. Stephenson, Bradley, Henneman, Fekete or Sullivan and any other person pursuant to which any of them was selected as a director. There are no transactions involving any of Drs. Essig or Blanchard or Messrs. Stephenson, Bradley, Henneman, Fekete or Sullivan that would be required to be reported under Item 404(a) of Regulation S-K. The section of the Information Statement entitled “Director Compensation” is incorporated by reference into this Item 5.02.

Appointment of Certain Officers

In connection with the Separation, the individuals listed below were appointed as officers of the Company, effective as of July 1, 2015.

Name	Title
Keith C. Valentine	President and Chief Executive Officer
John J. Bostjancic	Chief Financial Officer, Treasurer and Secretary
John J. Winge	Vice President, Sales
Brian Baker	Vice President, Global Operations
Colin Smith	Vice President, Product Development and Marketing
Paul Benny	Vice President, Corporate Controller, Assistant Treasurer and Assistant Secretary

In addition, (i) Mr. Valentine has entered into an employment agreement with the Company that became effective on May 1, 2015 and (ii) each of Messrs. Bostjancic, Winge and Baker have entered into employment arrangements with the Company. A summary of each of the agreements with Messrs. Valentine, Bostjancic and Winge can be found in the section entitled “Executive Compensation” of the Information Statement, and is incorporated herein by reference.

In February 2015, we entered into an employment offer letter with Mr. Baker pursuant to which he serves as Vice President of Operations of the Company. Under the letter agreement, Mr. Baker is entitled to receive an annual base salary of $220,000, and he is eligible for an annual bonus opportunity targeted at 45% of his annual base salary. The letter agreement also provides that Mr. Baker will be eligible to receive relocation assistance of up to $75,000 in connection with his move to California. The description of the foregoing agreement is qualified in its entirety by reference to the complete terms and conditions of such agreement filed as Exhibit 10.7 hereto, and incorporated herein by reference.

The section of the Information Statement entitled “Management — Biographical Summaries of Directors and Executive Officers,” which contains biographical information on the directors and certain of the officers listed above, is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2015, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its Bylaws (the “Amended and Restated Bylaws”). A description of the material terms of each can be found in the section of the Information Statement entitled “Description of SeaSpine Capital Stock,” and is incorporated herein by reference. In addition, the descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 hereto, and Amended and Restated Bylaws, which is attached as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Separation and Distribution Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of June 30, 2015.

3.1	Amended and Restated Certificate of Incorporation of SeaSpine Holdings Corporation.

3.2	Amended and Restated Bylaws of SeaSpine Holdings Corporation.

10.1	Transition Services Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of July 1, 2015.

10.2	Tax Matters Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of July 1, 2015.

10.3	Employee Matters Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of July 1, 2015.

10.4	Microfibrillar Collagen Supply Agreement between Integra LifeSciences Corporation and SeaSpine Orthopedics Corporation, dated as of July 1, 2015.

10.5	Collagen Ceramic Supply Agreement between Integra LifeSciences Corporation and SeaSpine Orthopedics Corporation, dated as of July 1, 2015.

10.6	Demineralized Bone Matrix and Collagen Ceramic Products Supply Agreement between Integra LifeSciences Corporation and SeaSpine Orthopedics Corporation, dated as of July 1, 2015.

10.7	Brian Baker Letter Agreement, dated February 25, 2015.

*	The schedules to the Separation and Distribution Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

By:	/s/ John J. Bostjancic
	Name:	John J. Bostjancic
	Title:	Chief Financial Officer

Date: July 1, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Separation and Distribution Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of June 30, 2015.

3.1	Amended and Restated Certificate of Incorporation of SeaSpine Holdings Corporation.

3.2	Amended and Restated Bylaws of SeaSpine Holdings Corporation.

10.1	Transition Services Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of July 1, 2015.

10.2	Tax Matters Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of July 1, 2015.

10.3	Employee Matters Agreement between Integra LifeSciences Holdings Corporation and SeaSpine Holdings Corporation, dated as of July 1, 2015.

10.4	Microfibrillar Collagen Supply Agreement between Integra LifeSciences Corporation and SeaSpine Orthopedics Corporation, dated as of July 1, 2015.

10.5	Collagen Ceramic Supply Agreement between Integra LifeSciences Corporation and SeaSpine Orthopedics Corporation, dated as of July 1, 2015.

10.6	Demineralized Bone Matrix and Collagen Ceramic Products Supply Agreement between Integra LifeSciences Corporation and SeaSpine Orthopedics Corporation, dated as of July 1, 2015.

10.7	Brian Baker Letter Agreement, dated February 25, 2015.

*	The schedules to the Separation and Distribution Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.